UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC2)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-101760-06              13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

   On September 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE  INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC2
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 3, 2003              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on September 25, 2003



                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC2
                                Statement to Certificate Holders
                                      September 25, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A         237,336,000.00    234,606,259.05   4,024,446.60      290,911.76     4,315,358.36    0.00       0.00      230,581,812.45
M1         18,475,000.00     18,475,000.00           0.00       29,590.79        29,590.79    0.00       0.00       18,475,000.00
M2         14,922,000.00     14,922,000.00           0.00       36,749.57        36,749.57    0.00       0.00       14,922,000.00
B1          9,237,000.00      9,237,000.00           0.00       32,691.28        32,691.28    0.00       0.00        9,237,000.00
B2          4,265,000.00      4,265,000.00           0.00       15,094.55        15,094.55    0.00       0.00        4,265,000.00
C         284,235,000.00    284,235,000.00           0.00    1,137,239.50     1,137,239.50    0.00       0.00      284,235,000.00
P                   0.00              0.00           0.00       87,397.79        87,397.79    0.00       0.00                0.00
R                 100.00              0.00           0.00            0.00             0.00    0.00       0.00                0.00
TOTALS    568,470,100.00    565,740,259.05   4,024,446.60    1,629,675.24     5,654,121.84    0.00       0.00      561,715,812.45

X         284,235,000.00    243,599,462.25           0.00      131,949.71       131,949.71       0.00       0.00   225,513,250.13

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A      84751PAK 5      988.49841175   16.95674740   1.22573803      18.18248542          971.54166435         A       1.440000 %
M1     84751PAN 9    1,000.00000000    0.00000000   1.60166658       1.60166658        1,000.00000000         M1      1.860000 %
M2     84751PAP 4    1,000.00000000    0.00000000   2.46277778       2.46277778        1,000.00000000         M2      2.860000 %
B1     84751PAQ 2    1,000.00000000    0.00000000   3.53916640       3.53916640        1,000.00000000         B1      4.110000 %
B2     84751PAR 0    1,000.00000000    0.00000000   3.53916764       3.53916764        1,000.00000000         B2      4.110000 %
C      84751PAS 8    1,000.00000000    0.00000000   4.00105371       4.00105371        1,000.00000000         C       0.000000 %
R      84751PAU 3        0.00000000    0.00000000   0.00000000       0.00000000            0.00000000         R       1.440000 %
TOTALS                 995.19791639    7.07943408   2.86677389       9.94620797          988.11848231
X      84751PAL 3      857.03541876    0.00000000   0.46422752       0.46422752          793.40422583         X       0.650000 %
S      84751PAM 1      990.39583447    0.00000000   0.00000000       0.00000000          976.23696880         S       0.000000 %

------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930



Section 4.05(a)(i)          Scheduled Principal                                                                  226,032.41
                            Principal Prepayments                                                              3,798,414.19
                            Repurchased Principal                                                                      0.00
                            Extra Principal Distribution Amount                                                        0.00
                            Prepayment Penalties                                                                  87,397.79

Section 4.05(a)(v)          Total Beginning Number of Loans                                                           1,940
                            Total Ending Number of Loans                                                              1,918
                            Total Ending Collateral Balance                                                  277,481,397.15

Section 4.05(a)             O/C Amount                                                                               584.70
                            Targeted O/C Amount                                                                        0.00
                            O/C Deficiency Amount                                                                      0.00
                            O/C Release Amount                                                                         0.00
                            Monthly Excess Interest                                                            1,137,239.50
                            Monthly Excess Cash Flow Amount                                                    1,137,239.50

Section 4.05(a)(vi)         Servicing Fee                                                                        117,294.12

Section 4.05(a)(viii)       Current Advances                                                                     291,172.75

Section 4.05(a)(ix)         Cumulative Realized Loss Amount                                                            0.00

Section 4.05(a)(ix)         Cumulative Class A Applied Realized Loss Amount                                            0.00
                            Cumulative Class M1 Applied Realized Loss Amount                                           0.00
                            Cumulative Class M2 Applied Realized Loss Amount                                           0.00
                            Cumulative Class B1 Applied Realized Loss Amount                                           0.00
                            Cumulative Class B2 Applied Realized Loss Amount                                           0.00
Section 4.05(a)(x)          Current Realized Loss Amount                                                               0.00

Section 4.05(a)(x)          Current Class A Applied Realized Loss Amount                                               0.00
                            Current Class M1 Applied Realized Loss Amount                                              0.00
                            Current Class M2 Applied Realized Loss Amount                                              0.00
                            Current Class B1 Applied Realized Loss Amount                                              0.00
                            Current Class B2 Applied Realized Loss Amount                                              0.00

Section 4.05(a)(xi)                                 Loans Delinquent
                                Group 1
                                                                          Principal
                               Category              Number                Balance               Percentage
                               1 Month                        36             4,929,750.81                  1.78 %
                               2 Month                        16             2,497,710.09                  0.90 %
                               3 Month                         4             1,048,654.01                  0.38 %
                                Total                         56             8,476,114.91                  3.06 %

                               Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                 Loans in Foreclosure
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          1              416,093.60                  0.15 %

Section 4.05(a)(xi)                                 Loans in Bankruptcy
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          1              127,246.33                  0.05 %

Section 4.05(a)(xiii)                               Loans in REO
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00%

Section 4.05(a)(xv)         Has the Step Down Trigger Occurred?                                        NO

Section 4.05(a)(xv)         Has the Step Up Trigger Occurred?                                          NO

                            Rolling 3 Month Prior Delinquency Percentage                              N/A

                            Cumulative Realized Losses as a Percentage of Original Collateral Balance       0.0000 %

Section 4.05(a)(xvi)        Class A Interest Carryforward Amount                                                0.00
                            Class S Interest Carryforward Amount                                                0.00
                            Class X Interest Carryforward Amount                                                0.00
                            Class M1 Interest Carryforward Amount                                               0.00
                            Class M2 Interest Carryforward Amount                                               0.00
                            Class B1 Interest Carryforward Amount                                               0.00
                            Class B2 Interest Carryforward Amount                                               0.00
                            Class R Interest Carryforward Amount                                                0.00

Section 4.05(a)(xvii)       Class A Interest Carryover Amount Paid                                              0.00
                            Class S Interest Carryover Amount Paid                                              0.00
                            Class X Interest Carryover Amount Paid                                              0.00
                            Class M1 Interest Carryover Amount Paid                                             0.00
                            Class M2 Interest Carryover Amount Paid                                             0.00
                            Class B1 Interest Carryover Amount Paid                                             0.00
                            Class B2 Interest Carryover Amount Paid                                             0.00
                            Class R Interest Carryover Amount Paid                                              0.00

Section 4.05(a)(xviii)      Repurchased Principal                                                               0.00

Section 4.05(a)(xx)         Credit Risk Manager Fee Paid                                                    3,518.82

Section 4.05(a)             Weighted Average Mortgage Rate for All Loans                                      7.65 %
                            Weighted Average Term to Maturity                                                    347

Section 4.05(a)             Total Class Interest Accrual Relief Act Reduction                                   0.00
                            Class A Interest Accrual Relief Act Reduction                                       0.00
                            Class S Interest Accrual Relief Act Reduction                                       0.00
                            Class X Interest Accrual Relief Act Reduction                                       0.00
                            Class M1 Interest Accrual Relief Act Reduction                                      0.00
                            Class M2 Interest Accrual Relief Act Reduction                                      0.00
                            Class B1 Interest Accrual Relief Act Reduction                                      0.00
                            Class B2 Interest Accrual Relief Act Reduction                                      0.00
                            Class R Interest Accrual Relief Act Reduction                                       0.00




                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.